UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2009

Wind Works Power Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613)  226-7883

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Wind Works Power Corp.  ( the “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 18 2009 we entered into a Joint Venture Agreement  with Zero Emission People LLC.  (“ZEP”)  The Joint Venture Agreement provides in part for ZEP  to contribute to the Joint Venture two wind energy projects of 10MW each.  Both projects are located in Ontario, Canada.

In consideration for the contribution of the wind energy projects to the Joint Venture,  Wind Works will issue to ZEP 1.5 million shares of our restricted common stock.

Upon delivery of the share certificates, ZEP and Wind Works will be 50/50 joint venture partners.  Wind Works shall be responsible for the first $210,000 of  Joint Venture  expenses  and thereafter,  all expenses and revenues will be allocated between the parties based on their pro rata equity interest in the  Joint Venture.

Wind Works will have the opportunity to acquire a 100%  interest in the Joint Venture at which time title to the wind projects will be transferred to Wind Works.  The  consideration to be paid to ZEP will be based upon the  incremental fair market value of the projects and will be paid in shares of our common stock, cash or a combination of both.

In addition to the Joint Venture Agreement, we entered into an Option Agreement with ZEP.  The option grants us the exclusive right to purchase up to a 100% interest in a minimum of 400 MG wind energy projects in Canada, the United States and Europe.  In consideration for the grant of the option, we have agreed to issue ZEP an additional 3.5 million shares of our restricted common stock.

Item 9.02  Financial Statements and Exhibits.

Exhibit 10.1  Joint Venture Agreement between Wind Works and Zero Emission People LLC

Exhibit 10.2  Option Agreement between Wind Works and Zero Emission People LLC

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 24,  2009

Wind Works Power Corp.
By:	/s/W. Campbell Birge
W. Campbell Birge
Chief Executive Officer/Director